Exhibit 99.1

RPX Announces Fourth Quarter and Fiscal Year 2011 Financial Results

SAN FRANCISCO – February 13, 2012 – RPX Corporation (NASDAQ: RPXC), a leading provider of patent risk solutions, offering defensive buying, acquisition syndications, patent intelligence and advisory services, today announced its financial results for the fourth quarter and year ended December 31, 2011.

Financial Highlights

•	Revenue for the fourth quarter of fiscal 2011 totaled $42.4 million, up 43% from the prior year period

•	Revenue for fiscal 2011 totaled $154.0 million, up 62% from fiscal 2010

•	GAAP net income for the fourth quarter of fiscal 2011 was $6.9 million or $0.13 per diluted share on a pro forma basis

•	GAAP net income for fiscal 2011 was $29.1 million or $0.60 per diluted share on a pro forma basis

•	Non-GAAP net income for the fourth quarter of fiscal 2011 was $11.3 million or $0.22 per diluted share on a pro forma basis

•	Non-GAAP net income for fiscal 2011 was $37.1 million or $0.77 per diluted share on a pro forma basis

“We achieved strong results across all of our key metrics in fiscal 2011,” said John Amster, CEO of RPX Corporation. “Revenue grew more than 60% year-over-year and we added 40 net clients, bringing the total to 112 clients in our network at the end of the year. During 2011, we invested approximately $99 million to purchase patents and patent rights on behalf of our clients, and our two public offerings enhanced our balance sheet, so that we entered 2012 with over $233 million in cash and short-term investments.”

Summary Results

Revenue for the fourth quarter of 2011 increased 43% to $42.4 million, compared to $29.7 million in the fourth quarter of 2010. For fiscal year 2011, revenue was $154.0 million, compared to revenue of $94.9 million for fiscal year 2010.

Net acquisition spend during the quarter totaled $28.7 million, and included nine new acquisitions of patent assets, in addition to the exercise of previously negotiated options to acquire licenses for new members. The net book value of RPX’s portfolio of patent assets increased to $163.4 million as of December 31, 2011 from $153.0 million as of September 30, 2011.

GAAP net income for the quarter was $6.9 million or $0.13 per diluted share, compared to $3.9 million or $0.07 per diluted share in the fourth quarter of 2010. On a pro forma basis giving effect to the restricted stock outstanding and the conversion of all preferred shares into common shares at the beginning of the period, net income was $0.13 per pro forma diluted share in the fourth quarter of 2011, compared to $0.10 per pro forma diluted share in the prior year period. For fiscal 2011, GAAP net income was $29.1 million or $0.57 per diluted share, compared to $13.9 million or $0.23 per diluted share for fiscal 2010. On a pro forma basis, net income was $0.60 per pro forma diluted share for fiscal 2011, compared to $0.36 per pro forma diluted share in the prior year.

RPX Announces Fourth Quarter and Year ended 2011 Financial Results	Page | 2

Non-GAAP net income, which excludes stock-based compensation, the amortization of acquired intangibles and a payment in lieu of a contingent obligation (in each case, net of tax), was $11.3 million or $0.22 per pro forma diluted share in the fourth quarter of 2011, compared to $4.4 million or $0.11 per pro forma diluted share in the prior year period. For fiscal 2011, Non-GAAP net income was $37.1 million or $0.77 per pro forma diluted share, compared to $15.0 million or $0.39 per pro forma diluted share for fiscal 2010.

As of December 31, 2011, RPX had cash, cash equivalents and short-term investments of $233.7 million.

Business Outlook

This outlook reflects the Company’s current and preliminary view and may be subject to change. Please see the paragraph regarding “Forward-Looking Statements” at the end of this news release. The Company provided the following business outlook for the first quarter and full year 2012:

	First Quarter 2012	Full Year 2012
Revenue	$43.7 – $44.1 Million	$193 – $203 Million
Non-GAAP Cost of Revenues as a Percentage of Revenue	—	40% – 42%
Non-GAAP SG&A	—	$45 – $49 million
Non-GAAP Net Income	$8.6 – $8.9 Million	$42 – $48 Million
Non-GAAP Effective Tax Rate	36%	36%
Diluted Shares Outstanding (Pro Forma Weighted Average)	53.0 Million	53.5 Million
Net Acquisition Spend	—	$110 – $120 Million

The above outlook is forward-looking. Actual results may differ materially. Please refer to the information under the caption “Use of Non-GAAP Financial Information” below.

Conference Call

RPX management will host a conference call and live webcast for analysts and investors at 2:00 p.m. PST/5:00 p.m. EST on February 13, 2012. Parties in the United States and Canada can access the call by dialing 1-877-941-1427, using conference code 4507265. International parties can access the call by dialing 1-480-629-9664, using conference code 4507265.

RPX will offer a live webcast of the conference call which can be accessed from the “Investor Relations” section of the Company’s website at www.rpxcorp.com. The webcast will be archived there for a period of 30 days. An audio replay of the conference call will also be available two hours after the call and will be available for 30 days. To hear the replay, parties in the United States and Canada should call 1-800-406-7325 and enter conference code 4480549. International parties should call 1-303-590-3030 and enter conference code 4507265.

RPX Announces Fourth Quarter and Year ended 2011 Financial Results	Page | 3

About RPX Corporation

RPX Corporation (NASDAQ: RPXC) is a leading provider of patent risk solutions, offering defensive buying, acquisition syndication, patent intelligence and advisory services. Since its founding in 2008, RPX has introduced efficiency to the patent market by providing a rational alternative to litigation. The San Francisco-based company’s pioneering approach combines principal capital, deep patent expertise, and client contributions to generate enhanced patent buying power. By acquiring patents, RPX helps to mitigate and manage patent risk for its growing client network.

Use of Non-GAAP Financial Information

The accompanying news release dated February 13, 2012 contains non-GAAP financial measures. Tables are provided in this news release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures include non-GAAP cost of revenues, non-GAAP selling, general, and administrative expense, non-GAAP net income, and non-GAAP earnings per share.

To supplement the Company’s consolidated financial statements presented on a GAAP basis, management believes that these non-GAAP measures provide useful information about the Company’s core operating results and thus are appropriate to enhance the overall understanding of the Company’s past financial performance and its prospects for the future. Management is excluding from its non-GAAP operating results stock-based compensation expenses (inclusive of related employer payroll taxes), the amortization of acquired intangible assets, and a payment in lieu of a contingent obligation related to the acquisition of a patent asset in 2008. Management uses these non-GAAP measures to evaluate the Company’s financial results, and believes investors wish to exclude the effects of such items in comparing our financial performance with that of other companies. The adjustments to the Company’s GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company’s underlying operational results, trends and performance. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to financial results determined in accordance with GAAP.

Forward-Looking Statements

This news release and its attachments contain forward-looking statements within the meaning of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements regarding RPX’s future financial performance as well as any statements regarding the Company’s strategic and operational plans. The Company’s actual results may differ materially from those anticipated in these forward-looking statements. Factors that may contribute to such differences include, among others, the Company’s ability to maintain an adequate rate of growth, the impact of the current economic climate on the Company’s business, the Company’s ability to effectively manage its growth, and the Company’s ability to attract new clients and retain existing clients. Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,”

RPX Announces Fourth Quarter and Year ended 2011 Financial Results	Page | 4

“can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “will,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions or variations intended to identify forward-looking statements. More information about potential factors that could affect the Company’s business and financial results is contained in its Prospectus related to its secondary offering filed with the Securities and Exchange Commission on September 16, 2011, quarterly reports on Form 10-Q, and the Company’s other filings with the SEC. The Company does not intend, and undertakes no duty, to update any forward-looking statements to reflect future events or circumstances.

# # #

Contacts:

Investor Relations	Media Relations
Cynthia Hiponia	Greg Spector
The Blueshirt Group	RPX Corporation
+1-415-418-2563	+1-415-717-4666
ir@rpxcorp.com	greg.spector@rpxcorp.com

RPX Announces Fourth Quarter and Year ended 2011 Financial Results	Page | 5

RPX Corporation

Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
Revenue	$42,410	$29,696	$154,044	$94,874
Cost of revenue	22,719	13,252	67,371	43,602
Selling, general, and administrative expenses	12,128	8,567	40,593	23,917
Loss on sale of patent assets, net	—	461	—	536

Operating income	7,563	7,416	46,080	26,819
Interest income	61	24	197	275
Interest expense	(144)	(601)	(925)	(3,051)
Other income	5	12	5	12

Income before provision for income taxes	7,485	6,851	45,357	24,055
Provision for income taxes	566	2,987	16,225	10,184

Net income	$6,919	$3,864	$29,132	$13,871

Less: allocation of net income to participating stockholders	304	3,407	9,435	12,479

Net income available to common stockholders - basic	$6,615	$457	$19,697	$1,392
Undistributed earnings re-allocated to common stockholders	18	86	613	279

Net income available to common stockholders - diluted	$6,633	$543	$20,310	$1,671

Net income per common share - basic	$0.14	$0.07	$0.61	$0.24

Net income per common share - diluted	$0.13	$0.07	$0.57	$0.23

Weighted-average shares used in computing net income per common share - basic	46,920	6,525	32,032	5,747

Weighted-average shares used in computing net income per common share - diluted	50,055	8,067	35,920	7,164

RPX Announces Fourth Quarter and Year ended 2011 Financial Results	Page | 6

RPX Corporation

Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31, 2011	December 31, 2010
Assets
Current assets
Cash and cash equivalents	$106,749	$46,656
Restricted cash	500	500
Short-term investments	126,976	—
Accounts receivable	16,160	12,632
Prepaid expenses and other current assets	12,124	5,987
Deferred tax assets	5,192	2,567

Total current assets	267,701	68,342
Patent assets, net	163,352	126,508
Property and equipment, net	2,317	623
Goodwill and intangible assets, net	3,512	583
Restricted cash	147	220
Deferred tax assets	300	—
Other assets	665	746

Total assets	$437,994	$197,022

Liabilities, redeemable convertible preferred stock and stockholders’ equity
Current liabilities
Accounts payable	$821	$634
Accrued liabilities	7,762	7,281
Deferred revenue, current	96,513	73,235
Notes payable and other obligations, current	5,056	18,527
Other current liabilities	2,182	3,314

Total current liabilities	112,334	102,991
Deferred revenue, less current portion	11,762	9,205
Deferred tax liabilities	14,695	6,146
Notes payable and other obligations, less current portion	—	5,056
Other liabilities	119	124

Total liabilities	138,910	123,522

Redeemable convertible preferred stock	—	62,793

Stockholders’ equity
Common stock	5	1
Additional paid-in capital	259,292	51
Retained earnings	39,787	10,655

Total stockholders’ equity	299,084	10,707

Total liabilities, redeemable convertible preferred stock and stockholders’ equity	$437,994	$197,022

RPX Announces Fourth Quarter and Year ended 2011 Financial Results	Page | 7

RPX Corporation

Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Year Ended December 31,
	2011	2010
Cash flows from operating activities
Net income	$29,132	$13,871
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	63,446	43,332
Stock-based compensation	6,996	1,246
Loss on sale of patent assets	—	536
Excess tax benefit from stock-based compensation	(2,302)	—
Imputed interest on other obligations	727	1,649
Amortization of premium on investments	1,086	—
Deferred taxes	5,624	7,057
Other	8	13
Changes in assets and liabilities:
Accounts receivable	(3,528)	(5,521)
Prepaid expense and other assets	(12,085)	(6,014)
Accounts payable	332	(347)
Accrued and other liabilities	5,198	6,563
Deferred revenue	25,714	57,749

Net cash provided by operating activities	120,348	120,134
Cash flows from investing activities
Purchases of investments classified as available-for-sale	(202,430)	—
Maturities of investments classified as available-for-sale	78,246	—
Decrease (increase) in restricted cash	73	(220)
Business acquisitions	(3,345)	—
Purchases of intangible assets	(112)	—
Purchases of property and equipment	(1,971)	(544)
Acquisitions of patent assets	(101,170)	(72,097)
Proceeds from sale of patent assets	80	500

Net cash used in investing activities	(230,629)	(72,361)
Cash flows from financing activities
Repayments of principal on notes payable and other obligations	(19,254)	(30,471)
Payments for the purchase of common stock	—	(3,238)
Proceeds from issuance of Series C redeemable convertible preferred stock, net of issuance costs	—	3,781
Proceeds from issuance of common stock in initial public offering, net of issuance costs	157,478	(221)
Proceeds from issuance of common stock in secondary public offering, net of issuance costs	26,855	—
Proceeds from exercise of stock options and other common stock issuances	2,993	104
Excess tax benefit from stock-based compensation	2,302	—

Net cash provided by (used in) financing activities	170,374	(30,045)
Net increase in cash and cash equivalents	60,093	17,728
Cash and cash equivalents at beginning of period	46,656	28,928

Cash and cash equivalents at end of period	$106,749	$46,656

RPX Announces Fourth Quarter and Year ended 2011 Financial Results	Page | 8

RPX Corporation

Reconciliation of Pro Forma Net Income Per Share

(in thousands, except per share data)

(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
Net income	$6,919	$3,864	$29,132	$13,871

Pro forma net income per share [1]
Basic	$0.14	$0.10	$0.66	$0.37

Diluted	$0.13	$0.10	$0.60	$0.36

Shares used in computing pro forma net income per share
Basic:
Basic weighted-average common shares	46,920	6,525	32,032	5,747
Add: Assumed conversion of redeemable convertible preferred shares	—	26,012	9,270	25,810
Add: Restricted stock	2,158	4,582	3,114	5,529

Shares used in computing pro forma basic net income per share	49,078	37,119	44,416	37,086

Diluted:
Diluted weighted-average common shares	50,055	8,067	35,920	7,164
Add: Assumed conversion of redeemable convertible preferred shares	—	26,012	9,270	25,810
Add: Restricted stock	2,158	4,582	3,114	5,529

Shares used in computing pro forma diluted net income per share	52,213	38,661	48,304	38,503

[1]

Pro forma basic and diluted net income per share were computed to give effect to the shares of restricted stock outstanding as of the original date of issuance and the conversion of the Company’s redeemable convertible preferred stock into common stock using the as-if converted method as though the conversion had occurred as of January 1, 2010 or the original date of issuance, if later.

RPX Announces Fourth Quarter and Year ended 2011 Financial Results	Page | 9

RPX Corporation

Reconciliation of GAAP to Pro Forma Non-GAAP Net Income Per Common Share

(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
	(unaudited)
Net income	$6,919	$3,864	$29,132	$13,871
Stock-based compensation [1]	2,166	615	7,015	1,246
Amortization of acquired intangibles [2]	146	—	292	—
Payment in lieu of contingent obligation [3]	4,000	—	4,000	—
Income tax adjustments [4]	(1,944)	(51)	(3,356)	(109)

Non-GAAP net income	$11,287	$4,428	$37,083	$15,008

Pro forma non-GAAP net income per common share - basic	$0.23	$0.12	$0.83	$0.40
Pro forma non-GAAP net income per common share - diluted	$0.22	$0.11	$0.77	$0.39
Pro forma weighted-average shares - basic	49,078	37,119	44,416	37,086

Pro forma weighted-average shares - diluted	52,213	38,661	48,304	38,503

Reconciliation of GAAP to Non-GAAP Cost of Revenue
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
	(unaudited)
Cost of revenue	$22,719	$13,252	$67,371	$43,602
Payment in lieu of contingent obligation [3]	(4,000)	—	(4,000)	—
Amortization of acquired intangibles [2]	(51)	—	(104)	—

Non-GAAP cost of revenue	$18,668	$13,252	$63,267	$43,602

Reconciliation of GAAP to Non-GAAP Selling, General, and Administrative Expenses
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
	(unaudited)
Selling, general and administrative expenses	$12,128	$8,567	$40,593	$23,917
Stock-based compensation [1]	(2,166)	(615)	(7,015)	(1,246)
Amortization of acquired intangibles [2]	(95)	—	(188)	—

Non-GAAP selling, general, and administrative expenses	$9,867	$7,952	$33,390	$22,671

[1]	RPX excludes stock-based compensation and related employer payroll taxes from its non-GAAP financial measures.
[2]	RPX excludes from its non-GAAP financial measures, amortization expense related to intangible assets (other than patents) acquired in conjunction with the acquisition of businesses.
[3]

In 2008, RPX entered into an agreement to purchase patent assets with an unaffiliated third party which stipulated that RPX make a one-time payment of $5.0 million in the event RPX earned $170.0 million of subscription revenue in any calendar year. In 2011, RPX agreed to pay $4.0 million in lieu of the $5.0 million contingent payment.

[4]	Amount reflects income taxes associated with the above noted non-GAAP exclusions.

RPX Announces Fourth Quarter and Year ended 2011 Financial Results	Page | 10

RPX Corporation

Additional Metrics

($ in thousands)

(unaudited)

	As of, or for the Three Months Ended December 31,
Operating Metrics	2011	2010
Number of clients at quarter end	112	72
Net additions in quarter	9	7
Trailing four quarters	40	49
Gross acquisition spend in quarter	$28,730	$21,760
Trailing four quarters	103,796	146,405
Net acquisition spend in quarter	$28,730	$10,382
Trailing four quarters	99,171	88,638
Full time equivalent headcount at quarter end	110	66

	As of, or for the Year Ended December 31,
Financial Metrics	2011	2010
Subscription revenue	$150,721	$94,102
Other revenue	3,323	772

Revenue	$154,044	$94,874

Cash, cash equivalents and short-term investments	$233,725	$46,656
Deferred revenue, current and noncurrent	$108,275	$82,440